Filed under Rules 497(e) and 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA JPMorgan Mid-Cap Growth Portfolio

(the “Portfolio”)

Supplement dated February 14, 2025, to the Portfolio’s

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

May 1, 2024, as supplemented and amended to date

At a meeting held on December 11, 2024, the Board of Trustees of SunAmerica Series Trust (the “Trust”) approved an amendment to the subadvisory agreement (the “Subadvisory Agreement Amendment”) between SunAmerica Asset Management, LLC (“SunAmerica”) and J.P. Morgan Investment Management Inc. (“JPMorgan”), with respect to the Portfolio, and an amended advisory fee waiver agreement (the “Amended Fee Waiver Agreement”) between SunAmerica and the Trust, on behalf of the Portfolio. The Subadvisory Agreement Amendment and the Amended Fee Waiver Agreement each will become effective on March 1, 2025.

The Subadvisory Agreement Amendment reduces the subadvisory fees payable by SunAmerica to JPMorgan with respect to the Portfolio. Pursuant to the Amended Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to the Portfolio so that the net advisory fee rate payable by the Portfolio to SunAmerica under the Investment Advisory and Management Agreement with the Trust is equal to 0.77% of the Portfolio’s average daily net assets on the first $100 million, 0.72% of the Portfolio’s average daily net assets on the next $400 million, and 0.70% of the Portfolio’s average daily net assets over $500 million. The Amended Fee Waiver Agreement will continue in effect through April 30, 2026. In addition, the Amended Fee Waiver Agreement will automatically terminate upon the termination of the Investment Advisory and Management Agreement with respect to the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-8670-JMG1.3 (2/25)